                                                                                                Exhibit 10(j)

                                     AMENDMENT TO MASTER LEASE AGREEMENT

         THIS AMENDMENT TO MASTER LEASE AGREEMENT (this "Amendment") is made as of the  6th  day of   December ,
2002, by and between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and ACXIOM CORPORATION ("Lessee").

         The parties have heretofore entered into that certain Master Lease Agreement dated as of September 30,
1999 (the "Lease").  Solely to the extent relating to Schedules incorporating the terms and conditions of the
Lease that are executed and delivered from and after the date hereof, the parties desire to amend the Lease pursuant to the terms and conditions hereinafter set forth.  Capitalized terms used herein without definition shall have the meaning given them in the Lease.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Lease solely to the extent relating to Schedules executed and delivered from and after the date hereof as follows:

1.       Each reference to "GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN
              PARTICIPANTS" in the Lease shall be replaced by "GENERAL ELECTRIC CAPITAL CORPORATION".

         2.   Section 4(c) of the Lease is hereby amended by inserting "in a manner that would have an adverse affect on the value of the Equipment" at the end thereof.

         3.   Section 9 of the Lease is hereby amended and restated in its entirety as follows:

              "9. END OF LEASE OPTIONS:

                  (a)      Renewal.  So long as Lessee shall not have exercised its option to return the
              Equipment or its purchase option pursuant to this Section 9, Lessee shall have the option, upon the expiration of the Basic Term and/or the first Renewal Term (or the second Renewal Term with respect to any Schedule that has three (3) Renewal Terms) of each Schedule to be executed under this
              Agreement, to renew the Agreement with respect to all, but not less than all, of the Equipment leased under such Schedule for an additional term of twelve (12) months (each, a "Renewal Term") at the Renewal Term Rent.  Including all Renewal Terms, the maximum term of each Schedule to be executed under this Agreement shall be as specified in the applicable Schedule (the Basic Term plus the number of Renewal Terms specified in the applicable Schedule) (the "Maximum Lease Term").

                  (b)      Purchase. So long as Lessee shall not have exercised its extension option or its option to renew this Agreement or its option to return the Equipment pursuant to this Section 9,
              Lessee shall have the option, upon the expiration of the Term of each Schedule, and subject to
              Paragraph (e) below, to purchase all (but not less than all) of the Equipment described on such
              Schedule upon the following terms and conditions.  If Lessee desires to exercise this option with respect to the Equipment, Lessee shall pay to Lessor on the last day of the Term with respect to each individual Schedule (a "Section 9 Termination Date"), in addition to the scheduled Rent (if any) then due on such date and all other sums then due hereunder, in cash the purchase price for the Equipment so purchased, determined as hereinafter provided.  The purchase price of the
              Equipment shall be an amount equal to the Fixed Purchase Price of such Equipment (as specified on the Schedule), plus the Make Whole Amount or the Break Amount, whichever is applicable, if any, plus all taxes and charges upon sale and all other reasonable and documented expenses incurred by
              Lessor in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return and not purchase any such items of Equipment. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any

                                                            1

              kind whatsoever ("AS IS BASIS"), all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any lien or encumbrance created by Lessor).  Lessor shall execute and deliver to Lessee such Uniform Commercial Code
              Statements of Termination as reasonably may be required in order to terminate any interest of
              Lessor in and to the Equipment.

                  (c)      Return.  Unless Lessee shall have exercised its extension option or its purchase option pursuant to this Section 9, upon the expiration of the Term of each Schedule, Lessee shall return all (but not less than all) of the Equipment described on such Schedule, to Lessor upon the following terms and conditions:  Lessee shall (i) pay to Lessor on the last day of the Term with respect to each individual Schedule, in addition to the scheduled Rent then due on such date and all other sums then due hereunder, a terminal rental adjustment amount equal to the Fixed Purchase
              Price of such Equipment, plus the Make Whole Amount or the Break Amount, whichever is applicable, if any, and (ii) return the Equipment to Lessor in accordance with the provisions of Annex F attached to the applicable Schedule. Thereafter, upon return of all of the Equipment described on such Schedule, Lessor and Lessee shall arrange for the commercially reasonable sale, scrap or other disposition of the Equipment.  Upon satisfaction of the conditions specified in this Paragraph,
              Lessor will transfer, on an AS IS BASIS, all of Lessor's interest in and to the Equipment.  Lessor shall not be required to make and may specifically disclaim any representation or warranty as the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any liens or encumbrances created by Lessor).  Lessor shall execute and deliver to Lessee such Uniform Commercial Code
              Statements of Termination as reasonably may be required in order to terminate any interest of
              Lessor in and to the Equipment.  Upon the sale, scrap or other disposition of the Equipment the net sales proceeds with respect to the Equipment sold will be paid to, and held and applied by, Lessor as follows:  Lessor shall promptly thereafter pay to Lessee an amount equal to the Residual Risk
              Amount (as specified in the Schedule) of the Equipment (less all reasonable costs, expenses and fees, including storage, reasonable and necessary maintenance and other remarketing fees incurred in connection with the sale, scrap, or disposition of such Equipment) plus all net proceeds, if any, of such sale in excess of the Residual Risk Amount of the Equipment and applicable taxes, if any.

                  (d)      Extension.  So long as Lessee shall not have exercised its option to return the
              Equipment or its purchase option pursuant to this Section 9, and provided that Lessee shall have exercised its option to renew this Agreement pursuant to this Section 9 with respect to all available Renewal Terms, Lessee shall have the option, upon the expiration of all available Renewal
              Terms of each Schedule, and subject to Paragraph (e) below, to extend the Agreement with respect to all, but not less than all, of the Equipment described on such Schedule for an additional term of twelve (12) months (the "Extension Term") at a monthly rental to be paid in arrears on the same day of each month on which the prior Renewal Term Rent installment was paid, and calculated as the product of (i) the Capitalized Lessor's Cost, times (ii) a lease rate factor calculated by Lessor, which when so multiplied times the Capitalized Lessor's Cost, will result in a product that is equal to the amount necessary to fully repay to Lessor any unpaid balance of the Capitalized
              Lessor's Cost (determined as of the date on which the last available Renewal Term expired) in twelve (12) equal monthly installments, together with interest thereon at the Extension Term
              Interest Rate specified in the Schedule.  At the end of the Extension Term, provided that Lessee is not then in Default under this Agreement, Lessee shall purchase all, and not less than all, of such
              Equipment described on such Schedule for $1.00 cash, together with all Rent and other sums then due on such date, plus all taxes and charges upon transfer and all other reasonable and documented expenses incurred by Lessor in connection with such transfer.  Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS BASIS, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any

                                                            2

              representation or warranty as to the condition of the Equipment and any other matters (except that
              Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any lien or encumbrance created by Lessor).

                  (e)      Notice of Election.  Lessee shall give Lessor written notice of its election of the options specified in this Section 9 not less than one hundred eighty (180) days nor more than three hundred sixty-five (365) days before the expiration of the Basic Term or any Renewal Term of the applicable Schedule.  Such election shall be effective with respect to all Equipment described on such Schedule; provided, however, Lessee may, at the end of all available Renewal Terms, elect to purchase less than all of the Equipment specified on a Schedule as long as (i) Lessee extends such
              Schedule pursuant to Section 9(d) with respect to the rest of the Equipment specified in such
              Schedule at such time and (ii) Lessee lists which items of Equipment it shall purchase and which items it shall extend the Term of in the written notice given pursuant to this Paragraph (e).
              Lessee shall not have the right to return any of the Equipment described on a Schedule at the end of any Term or Renewal Term unless Lessee returns all (but not less than all) of the Equipment described in such Schedule pursuant to Section 9(c) and 9(e) hereof.  If Lessee fails timely to provide such notice, without further action Lessee automatically shall be deemed to have elected
              (1) to renew the Term of this Agreement pursuant to Paragraph (a) of this Section 9 if a Renewal
              Term is then available hereunder, or (2) to purchase the Equipment pursuant to Paragraph (b) of this Section 9 if a Renewal Term is not then available hereunder."

4.       Section 10(b) of the Lease is hereby amended by inserting the words "to the applicable Schedule" after the words "Annex D" in the first sentence thereof and after the words "Annex F" in the second sentence thereof.

5.       Section 11(c) of the Lease is hereby amended by deleting the words "is acting" from the first sentence thereof and inserting "may act" in lieu thereof.

6.       The parenthetical at the end of the first sentence of Section 11(c) of the Lease is hereby amended and restated as "(together with any assignment referred to in Paragraph (b), a "Syndication")

7.       Section 11(c) of the Lease is hereby further amended by deleting the words "such Participant" in the second sentence thereof and inserting "any such assignee or Participant" in lieu thereof.

8.       Section 14(a) of the Lease is hereby amended by inserting ", the applicable Schedule" after the word
              "Agreement".

9.       Section 14(h) of the Lease is hereby amended by inserting "Lessee's exact legal name is set forth in the first sentence of this Agreement and" at the beginning thereof.

10.      The title of Section 18 of the Lease is hereby amended and restated as "18.  Early Termination/Early
              Purchase Options and Break Amount and Make-Whole Amount".

11.      The first paragraph of Section 18 is hereby amended by (a) inserting "(specified in the applicable
              Schedule)" after "First Termination Date" and (b) deleting the words "all Schedules executed hereunder" and inserting "such Schedule" in lieu thereof.

12.      Section 18(a) of the Lease is hereby amended by (a) inserting "and taxes upon sale" after the word
              "expenses" in the third sentence thereof, (b) deleting the words "Section X" in the last sentence thereof and inserting "Annex F to the applicable Schedule" in lieu thereof and (c) inserting the words "below" after the reference to "Paragraph (b)" in the last sentence thereof:

                                                           3

13.      The second paragraph of Section 18(b) of the Lease is hereby amended and restated as follows:

              "For purposes of this Agreement, "Break Amount" shall mean the amount of any swap breakage loss incurred by any assignee or Participant (the "Affected Party") as a result of or in connection with
              Lessee's exercise of any of the end of term options pursuant to Section 9 or this Section.  Upon request, the Affected Party shall provide to Lessee a good faith estimate of the Break Amount payable to it as soon as is reasonably practical in connection with any transaction or proposed transaction that might give rise to an obligation to pay the Break Amount.  Upon determination of the Break Amount, the Affected Party will provide to Lessee a certificate, executed by an officer of the Affected Party, containing the calculation (in reasonable detail) of the Break Amount.  For purposes of this Agreement, "Make Whole Amount" shall mean that amount equal to the excess, if any, of (i) the aggregate present value as of the Termination Date or a Section 9 Termination Date,
              whichever is applicable, of the sum of (A) the remaining scheduled Rent payments, plus (B) the full amount of the Fixed Purchase Price that but for exercise of the option contained in this Section or
              Section 9, whichever is applicable, would be payable on the last Rent Payment Date of the Maximum
              Lease Term discounted to the date of payment at the Reinvestment Rate, over (ii) the aggregate present value as of the Termination Date or a Section 9 Termination Date, whichever is applicable, of the sum of (A) the remaining scheduled Rent payments, plus (B) the full amount of the Fixed
              Purchase Price that but for exercise of the option contained in this Section or Section 9, whichever is applicable, would be payable on the last Rent Payment Date of the Maximum Lease Term, discounted to the date of payment at the Assumed Interest Rate (specified in the applicable
              Schedule); provided, however, that if the Reinvestment Rate is equal to or higher than the Assumed
              Interest Rate, the Make Whole Amount shall be zero.  For purposes hereof, "Reinvestment Rate" shall mean the sum of (i) the Applicable Treasury Yield plus (ii) fifty (50) basis points.  The term
              "Applicable Treasury Yield" at any time shall mean the yield to maturity of United States Treasury
              Notes with a maturity equal to the remaining average life of the indebtedness evidenced by the applicable Schedule through the Maximum Lease Term  as published in The Wall Street Journal three
              (3) Business Days prior to the Termination Date or a Section 9 Termination Date, whichever is applicable.  If no maturity exactly corresponds to such remaining average life, the Applicable
              Treasury Yield shall be interpolated on a straight-line basis, utilizing the yields for the two maturities which most closely correspond to the requisite maturity."

14.      Section 19 of the Lease is hereby amended and restated in its entirety as follows:

              "19.  FINANCIAL COVENANTS:

              The Lessee covenants and agrees with the Lessor that so long as any of the Lessee's obligations hereunder shall be outstanding, the Lessee shall comply with the covenants set forth in Sections
              7.01, 7.02, 7.03, and 7.04 (collectively, the "Financial Covenants") of that certain Amended and
              Restated Credit Agreement dated as of  January 28, 2002 currently in effect between the Lessee, JP
              Morgan Chase Bank (as successor in interest by merger to The Chase Manhattan Bank) as the Agent and the lenders and agents from time to time party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time (the "Revolving Credit Agreement").  For purposes of this Section 19, the Financial Covenants set forth in the Revolving Credit Agreement, and the other sections thereof to which reference is made therein, together with related definitions and ancillary provisions, are hereby incorporated herein by reference, mutatis mutandis, and will be deemed to continue in effect for the benefit of the Lessor and its successors and assigns (as if
              Lessor or any successor or assignee were the sole "Lender" thereunder) whether or not the "Loans", the "LC Disbursements" or any other indebtedness evidenced thereby remain outstanding or the
              Revolving Credit Agreement is terminated unless the Lessor expressly agrees that such termination of the Revolving Credit Agreement shall apply to this Agreement.  Accordingly, with respect to such

                                                            4

              incorporation, references in the Revolving Credit Agreement to (a) the "Borrower" shall be deemed a reference to the Lessee; and (b) "Required Lenders", "Lender", "Lenders" or "Agent" shall be deemed a reference to the Lessor or such successor and assignee (with such corresponding definitions equally applicable to the singular term, as appropriate)."

15.      The form of  Schedule  attached  to the Lease as  Exhibit  No.  1-A is  replaced  by the form of  Schedule attached  hereto as Exhibit  No. 1 and the form of Series B Schedule  attached to the Lease as Exhibit No.
         1-B is hereby  deleted and shall not be applicable  with respect to Schedules  executed and delivered from and after the date hereof.

                                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                            5

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above set forth.

                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By:
                                            Name:
                                            Title:

                                            ACXIOM CORPORATION

                                            By:
                                            Name:
                                            Title:

                                                         6

                                                   EXHIBIT NO. 1
                                      TO AMENDMENT TO MASTER LEASE AGREEMENT

                                                     SCHEDULE

                                                 SCHEDULE NO. ___
                                 DATED THIS ___________ DAY OF ____________, 200_
                             TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

Lessor & Mailing Address:                                          Lessee & Mailing Address:

_______________________________                                        ACXIOM CORPORATION
_______________________________                                        1 Information Way
_______________________________                                        Little Rock, Arkansas 72203

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above
(the "Agreement"; this Schedule incorporating the terms and conditions of the Agreement is referred to as
"Lease").  This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.       Equipment.

Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.       Financial Terms.

1.       Capitalized Lessor's Cost: $__________________.
2.       Daily Lease Rate Factor: _________%.
3.       Lease Rate Factor: ________%.
4.       Basic Term: _______________.
5.       Basic Term Commencement Date:  ______________ ___, 200_ .
6.       Renewal Term: ______________  months [________ (____) ____________ month               Renewal Terms].
7.       Maximum Lease Term: _________________.                                                                   .
8.       Last Delivery Date:  _____________ ____, 200  .
9.       First Termination Date:                                                                                  .
10.      Stipulated Loss Values: See Annex D.
11.      Termination Values: See Annex D.
12.      Assumed Interest Rate:              % (which will be determined three (3) Business Days before the date of execution of the Certificate of Acceptance).
13.      Equipment Location: _____________________________________.
14.      Lessee Federal Tax ID No.: ________________________________.
15.      Supplier: _______________________________________________.
16.      Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated above is equal to the fair market value of the Equipment on the date hereof.
17.      Extension Term Interest Rate:  [Use for Fixed Rate Schedule:  _____% per annum.] [Use for Floating Rate
         Schedule:  A floating rate per annum equal to (___) basis points plus a variable per annum interest rate, which shall be equal to the rate listed for one month London Interbank Offered Rate (LIBOR) which is published in the Money Rates Column of the Wall Street Journal, Eastern Edition (or, in event such rate is not so published, in such other nationally recognized publication as Lessor may specify) on the first Business Date of the calendar month preceding the month in which the rent is due and payable.

                                                          7

C.       Term and Rent.

1.       Interim Rent.  For the period from and including the Lease Commencement Date to the Basic Term
Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period.  Interim Rent shall be due on __________, ____ (the "Interim Rent Payment Date").

[Use for Fixed Rate Schedule:  2.  Basic Term and Renewal Term Rent.  Commencing on ___________, ____, and on the
same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term ("Basic Term Rent") and any
Renewal Term ("Renewal Term Rent"), Lessee shall pay as Rent the product of the Lease Rate Factor times the
Capitalized Lessor's Cost of all Equipment on this Schedule. Said Rent consists of principal and interest components as provided in the Amortization Schedule attached hereto.]

[Use for Floating Rate Schedule: 2.         Basic Term and Renewal Term Rent.  Commencing on __________________,
200_, and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term ("Basic
Term Rent") and any Renewal Term ("Renewal Term Rent"), Lessee shall pay as Rent monthly installments of principal and interest, in arrears, with each installment in the principal amount equal to the Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule, together with interest on the Ending
Balance as of the immediately preceding Rent Payment Date (after application of the Rent paid on such date) at
the Interest Rate for the Interest Period following such immediately preceding Rent Payment Date.   The "Interest
Rate" for a given Interest Period shall be the sum of (i) __________ (___%) per annum plus (ii) a variable per annum interest rate which shall be equal to the rate listed for one month London Interbank Offered Rate
("LIBOR"), which is published in the Money Rates Column of The Wall Street Journal, Eastern Edition (or, in the
event such rate is not so published, in such other nationally recognized publication as Lessor may specify) on the first Business Day of the calendar month in which the Interest Period begins for the number of days during such Interest Period.  Interest shall be calculated on the basis of a 365 day year for the actual number of days elapsed.  The first Interest Period shall begin on the Basic Term Commencement Date and shall continue through the earlier of (w) the date the second Basic Term Rent Payment is received by Lessor or (x) the date on which the second Basic Term Rent is due.  Each subsequent Interest Period shall begin on the day after the last day of the previous Interest Period and shall continue through the earlier of (y) the date the earliest due and unpaid Rent payment is received by Lessor and (z) the date on which the next Rent payment is due after the beginning of the current Interest Period.  Said Rent consists of principal and interest components, such principal components being as provided in the Amortization Schedule attached hereto.

All Rent payments shall be applied first to interest and then to the remaining unpaid principal balance.  The acceptance by Lessor of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Lessor's right to receive payment in full at such time or at any prior or subsequent time.

3.       If the Interim Rent Payment Date or any Rent Payment Date is not a Business Day, the Rent otherwise due on such date shall be payable on the immediately preceding Business Day.  As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of
Connecticut, Maryland or Arkansas are authorized by law or other governmental action to close.

4.       Lessee shall pay to Lessor, for the account of Lessor, from time to time the amounts as Lessor may determine to be necessary to compensate it for any costs which Lessor determines are attributable to its making or maintaining its interest in the Lease and the Equipment (the "Interest") or any reduction in any amount receivable by Lessor in respect of any such Interest (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change (as defined below) which:

(i)      changes the basis of taxation of any amounts payable to Lessor for the account of Lessor in respect of such Interest (other than taxes imposed on or measured by the overall net income of Lessor in respect of the
Interest by the jurisdiction in which Lessor has its principal office or its lending office); or

                                                          8

(ii)     imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Lessor; or

(iii)    imposes any other condition affecting this Lease or any Interest.

For purposes hereof, "Regulatory Change" shall mean any change after the date of this Lease in United States
Federal, state or foreign law or regulations (including, without limitation, Regulation D of the Board of
Governors of the Federal Reserve System (or any successor), as amended or supplemented from time to time) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including Lessor or under any United States Federal, state or foreign law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

Without limiting the effect of the foregoing paragraph (but without duplication), Lessee shall pay to Lessor, from time to time on request such amounts as Lessor may determine to be necessary to compensate Lessor (or, without duplication, the bank holding company of which Lessor is a subsidiary) for any costs which it determines are attributable to the maintenance by Lessor (or any lending office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the
Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208,
Appendix A; 12 C.F.R. Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the
Comptroller of the Currency (12 C.F.R. Part 3, Appendix A)), of capital in respect of Lessor's Interest (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of Lessor (or any lending office or bank holding company) to a level below that which Lessor (or any lending office or bank holding company) could have achieved but for such law, regulation, interpretation, directive or request).  For purposes of this paragraph, "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

Lessor shall notify Lessee of any event occurring after the date of this Lease that will entitle Lessor to compensation under the preceding two paragraphs as promptly as practicable, but in any event within forty-five
(45) days, after Lessor obtains actual knowledge thereof; provided, that (i) if Lessor fails to give such notice within forty-five (45) days after it obtains actual knowledge of such an event, Lessor shall, with respect to compensation payable pursuant to the preceding two paragraphs in respect of any costs resulting from such event, only be entitled to payment under the referenced paragraphs for costs incurred from and after the date forty-five
(45) days prior to the date that Lessor does give such notice, and (ii) Lessor will designate a different lending office for the Interest if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of Lessor, be disadvantageous to Lessor.  Lessor will furnish to Lessee a certificate setting forth the basis and amount of each request by Lessor for compensation under the preceding two paragraphs.  Determinations and allocations by Lessor for purposes of the preceding two paragraphs shall be conclusive, absent manifest error.

D.       Insurance.

1.       Public Liability:  $1,000,000.00, total liability per occurrence.

2.       Casualty and Property Damage:  An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

                                                                9

E.       Fixed Purchase Price and Residual Risk Amount

End of Month              Fixed Purchase Price       Residual Risk Amount

     36
     48
     60

expressed as a percent of the Capitalized Lessor's Cost of the Equipment.

This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of
Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

                                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                10

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                                       LESSEE:

                                                              ACXIOM CORPORATION

By:                                                           By:
Name:                                                         Name:
Title:                                                        Title:

                                                              Attest:

                                                              By:
                                                              Name:
                                                              Title:

                                                        11

                                                      ANNEX A
                                                        TO
                                                  SCHEDULE NO. __
                                      DATED THIS _____ DAY OF ________, 200_
                             TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

                                             DESCRIPTION OF EQUIPMENT

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

     Manufacturer           Serial Numbers        Type and Model of       Number of Units         Cost per Unit
                                                      Equipment
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

Initials:
         Lessor                     Lessee

                                                        12

                                                     ANNEX B-1
                                                        TO
                                                  SCHEDULE NO. __
                                      DATED THIS _____ DAY OF ________, 200_
                             TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

                                                   BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS: ACXIOM CORPORATION ("Seller"), for and in consideration of the sum of One Dollar
($1) and other good and valuable consideration, provided by _____________________________________ ("Buyer"), with offices at ________________________________________, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, set over and convey to Buyer the equipment (the "Equipment") leased under Schedule
No. _____ dated as of           , 200_, between Seller and Buyer, executed pursuant to the Master Lease Agreement dated September 30, 1999, between Seller and General Electric Capital Corporation.

Buyer and Seller agree and acknowledge that the sale and conveyance contemplated hereby is solely for the purpose of granting to Buyer a security interest in the Equipment.  All Equipment in which an interest is conveyed hereby shall remain in the possession of Seller pursuant to the Lease.

Lessee represents and warrants to Lessor that (i) Lessee will keep the interest conveyed to Lessor in the
Equipment hereunder free from all liens and encumbrances whatsoever; (ii) Lessee has the right to execute and deliver this Bill of Sale; (iii) the Equipment has been delivered to Lessee in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (iv) the Equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Lessee agrees to save and hold harmless Lessor from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Lessor as a consequence of the sale of the Equipment to Lessor.

IN WITNESS WHEREOF, Buyer and Seller have executed this Bill of Sale this _____ day of _______________, 200_.

Title:                                                      Title:
BUYER:                                                      SELLER:
                                                            ACXIOM CORPORATION
-------------------------------------------------------
------------ ------------------------------------------

By:                                                         By:
             ------------------------------------------               ---------------------------------------
             ------------------------------------------               ---------------------------------------
Name:                                                       Name:
             ------------------------------------------               ---------------------------------------
             ------------------------------------------               ---------------------------------------
Title:                                                      Title:
             ------------------------------------------               ---------------------------------------

                                                        13

                                                     ANNEX B-2
                                                        TO
                                                  SCHEDULE NO. __
                                      DATED THIS _____ DAY OF ________, 200_
                             TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

                                       PURCHASE ORDER ASSIGNMENT AND CONSENT

THIS ASSIGNMENT AGREEMENT, dated as of ____________________, 200_ ("Agreement"), between
________________________________________________________, its successors and assigns ("Lessor"), and Acxiom
Corporation ("Lessee").

                                                    WITNESSETH:

Lessee desires to lease certain equipment ("Equipment") from Lessor pursuant to the above schedule and lease
(collectively, "Lease").  All terms used herein which are not otherwise defined shall have the meaning ascribed to them in the Lease.

Lessee desires to assign, and Lessor is willing to acquire, certain of Lessee's rights and interests under the purchase order(s), agreement(s), and/or document(s) (the "Purchase Orders") Lessee has heretofore issued to the
Supplier(s) of such Equipment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Lessor and Lessee hereby agree as follows:

SECTION 1.  ASSIGNMENT.

(a)      Lessee does hereby assign and set over to Lessor all of Lessee's rights and interests in and to such
Equipment and the Purchase Orders as the same relate thereto including, without limitation, (i) the rights to purchase, to take title, and to be named the purchaser in the bill of sale for, such Equipment, (ii) all claims for damages in respect of such Equipment arising as a result of any default by the Supplier (including, without limitation, all warranty and indemnity claims) and (iii) any and all rights of Lessee to compel performance by the Supplier.

(b)      If, and so long as, no default exists under the Lease, Lessee shall be, and is hereby, authorized during the term of the Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

SECTION 2.  CONTINUING LIABILITY OF LESSEE.

It is expressly agreed that, anything herein contained to the contrary notwithstanding:  (a)  Lessee shall at all times remain liable to the Supplier to perform all of the duties and obligations of the purchaser under the
Purchase Orders to the same extent as if this Agreement had not been executed, (b) the execution of this
Agreement shall not modify any contractual rights of the Supplier under the Purchase Orders and the liabilities of the Supplier under the Purchase Orders shall be to the same extent and continue as if this Agreement had not been executed, (c) the exercise by the Lessor of any of the rights hereunder shall not release Lessee from any of its duties or obligations to the Supplier under the Purchase Orders, and (d) Lessor shall not have any obligation or liability under the Purchase Orders by reason of, or arising out of, this Agreement or be obligated to perform any of the obligations or duties of Lessee under the Purchase Orders or to make any payment (other than under the terms and conditions set forth in the Lease) or to make any inquiry of the sufficiency of or authorization for any payment received by any Supplier or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

                                                        14

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LESSOR:                                                       LESSEE:

_________________________________________                     ACXIOM CORPORATION

By:                                                           By:
Name:                                                         Name:
Title:                                                        Title:

                                                        15

                                               CONSENT AND AGREEMENT

Supplier hereby consents to the above assignment agreement ("Agreement") and agrees not to assert any claims against Lessor or Lessee inconsistent with such Agreement.  Supplier agrees that the Purchase Orders are hereby amended as necessary to provide as follows:

(a)      As between Supplier and Lessor, title to and risk of loss of the Equipment shall pass to Lessor upon
Lessee's execution of the Certificate of Acceptance for such Equipment.

(b)      Supplier hereby waives and discharges any security interest, lien or other encumbrance in or upon the
Equipment and agrees to execute such documents as Lessor may request evidencing the release of any such encumbrance and the conveyance of title thereto to Lessor.

(c)      Supplier agrees that on and after the date this Consent is executed it will not make any addition to or delete any items from the Equipment referred to in the Agreement without the prior written consent of both Lessor and Lessee.

(d)      Seller represents that the Equipment has been accurately labeled, consistent with the requirements of 40
CFR Part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed this ________ day of
____________________, 200_.

                                                              SUPPLIER:

                                                              By:
                                                              Name:
                                                              Title:

                                                        16

                                                     ANNEX B-3
                                                         TO
                                               SCHEDULE NO. ____
                                      DATED THIS _____ DAY OF __________, 200_
                              TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

                                                 AGENCY AGREEMENT

THIS AGENCY AGREEMENT ("Agreement"), dated as of the _____ day of ____________________, 200_, between
________________________________________________, its successors and assigns ("Lessor"), and ACXIOM CORPORATION, its successors and assigns (the "Company").  Capitalized terms not defined herein shall have the meanings assigned to them in the Lease (as that term is defined below).

                                                     RECITALS:

WHEREAS, General Electric Capital Corporation and Lessee have entered into a Master Lease Agreement dated as of
September 30, 1999, which contemplates the execution of one or more Schedules incorporating by reference the terms and conditions of the Master Lease Agreement.  Each Schedule, incorporating by reference the Master Lease
Agreement, is hereinafter referred to as the "Lease".  Pursuant to the Lease, Lessor, as the lessor, has agreed to lease certain items of equipment to Lessee, as lessee (all such equipment leased thereunder is hereinafter collectively referred to as the "Equipment").

WHEREAS, Lessor and Lessee desire to set forth the basis on which Lessee shall issue its purchase orders with respect to equipment which Lessee wishes to be brought under the Lease.

WHEREAS, Lessor desires to appoint Lessee its agent to order, receive and pay for, in the name and on behalf of
Lessor, the Equipment.

NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                                     ARTICLE I
                                                GENERAL UNDERTAKING

Section 1.01  Ordering of Equipment.  From time to time, Lessee shall issue its purchase orders to, or shall enter into purchase agreements with, suppliers of equipment (each a "Supplier" and collectively, the "Suppliers").

Section 1.02  Appointment.  Lessor hereby appoints Lessee, and Lessee hereby accepts such appointment, as the agent of Lessor, without any fee for acting as such agent, pursuant to the terms and conditions of this
Agreement, for the purpose of (a) subject to the conditions set forth in Section 2.01 hereof, accepting Equipment on Lessor's behalf for leasing to Lessee under the Lease; and (b) paying, on behalf of Lessor, any and all amounts required to purchase such Equipment from the respective Suppliers thereof ("Purchase Price").  It is specifically agreed that all of the power and authority vested to Lessee herein shall be subject to any modifications as may from time to time be made by Lessor.

Section 1.03  Powers.  Except as otherwise may be expressly provided in this Agreement, Lessee is hereby granted the authority to act, and hereby agrees to act, on behalf of Lessor and in the name of Lessor, solely to the extent necessary to carry out its duties under this Agreement.

Section 1.04  Lease.  This Agreement is entered into in connection with and subject to the terms of the Lease and in the event of a conflict between the terms of this Agreement and the Lease, the Lease shall control.  Lessee and Lessor may from time to time hereafter enter into Schedules to the Lease, and it is the intent of the parties that this Agreement facilitate the leasing of Equipment under the Lease.  NOTHING IN THIS AGREEMENT SHALL BE OR
SHALL BE DEEMED TO BE, A COMMITMENT ON THE PART OF LESSOR TO EXECUTE OR OTHERWISE ENTER INTO ANY SCHEDULES AFTER
THE DATE OF THIS AGREEMENT.

                                                        17

                                                    ARTICLE II
                                                  DUTIES OF AGENT

Section 2.01  Equipment Orders.

         (a)  Lessee, pursuant to the agency granted to it by Lessor in Article I hereof, may receive, accept and pay for the Equipment to be leased by Lessor to Lessee pursuant to the Lease.  Upon and as of the date of issuance hereunder by Lessee of a Purchase Order with respect to Equipment, Lessee shall be unconditionally obligated to lease such Equipment from Lessor pursuant to the terms and conditions of the Lease and the applicable Schedule.  Upon and as of the date of acceptance of the Equipment by Lessee and satisfaction of the conditions precedent provided for herein and in the Lease, Lessor shall be unconditionally obligated to purchase such Equipment pursuant to the terms of the applicable Purchase Order and to lease such Equipment to Lessee pursuant to the terms and conditions of the Lease and the applicable Schedule.

         (b)        Notwithstanding any provision to the contrary herein, Lessee's ability to act as Lessor's agent hereunder, and unconditionally to obligate Lessor to purchase Equipment pursuant to such agency, shall be limited by the following:  (1) Lessee must disclose in writing to all Suppliers that it is ordering the Equipment as agent for "General Electric Capital Corporation, for itself and as agent for certain participants, or its nominee"; (2) all of the Equipment ordered and/or accepted hereunder must meet at least one of the general description categories, and must be within the quantity, specific description, manufacturers, hard/soft cost allocation, and total cost parameters, contained on Schedule A attached hereto; (3) the aggregate Purchase Price for all Equipment purchased in connection with the Lease must be less than, or equal to, the Capitalized Lessor's
Cost specified on Schedule A attached hereto; (4) the Equipment must be delivered to, and accepted by, Lessee on or before the Last Delivery Date specified in Schedule A attached hereto; (5) the Purchase Price of each unit of
Equipment must not be more than the then current Fair Market Value of such Equipment; and (6) with respect to any documentation, technical or confidential business information and/or software relating to the Equipment, if applicable (collectively, "Software"), the Purchase Order will grant Lessor a license to use the Software and will allow Lessor to grant a sublicense to Lessee to use such Software pursuant to the Lease and will allow
Lessor to grant a sublicense to a third party after termination or the expiration of the Lease in the event
Lessee does not elect to exercise any purchase option that may be provided for in the Lease.  Lessor may refuse to purchase Equipment pursuant to such agency if Lessor determines, in its sole discretion, that the foregoing conditions have not been satisfied; and such refusal shall not constitute a breach by Lessor hereunder or under the Lease.

         (c)        Lessee additionally agrees that all Purchase Orders executed by Lessee shall:  (1) not permit passage of title for the Equipment earlier than such acceptance by Lessee; (2) not permit the Supplier or any other person or entity to retain any security interest in, or lien on, any of the Equipment; and (3) otherwise be on terms and conditions acceptable to Lessor in its sole discretion.  Prior to passage of risk of loss of the
Equipment under the terms of the Purchase Orders, Lessee shall insure the Equipment, and provide to Lessor evidence of insurance, in accordance with the provisions of the Lease.

Section 2.02  Receipt of and Payment for Equipment.  With respect to any purchase order issued by Lessee pursuant hereto, Lessee agrees to pay and perform all obligations of the purchaser in the time and manner required thereby.  Without limiting the foregoing, upon receipt and acceptance by Lessee of any Equipment, Lessee shall execute and deliver to Lessor a Schedule describing all units of Equipment so received and accepted by Lessee
(together with evidence of the insurance required by Section X of the Master Lease Agreement with respect thereto) and, on behalf of Lessor, Lessee shall pay the Purchase Price thereof to the Supplier in the time and manner required by the purchase order.  Notwithstanding the foregoing, at the sole discretion of Lessor, Lessor may pay the Purchase Price directly to the Supplier in the time and manner required by the purchase order for any
Equipment ordered by Lessee as Lessor's agent under this Agreement.  Receipt and acceptance of any Equipment by
Lessee from the Supplier shall be deemed to be an unconditional and irrevocable acceptance of such Equipment by
Lessee for all purposes of the Lease and the applicable Schedule.

                                                        18

Section 2.03  Reimbursement of Purchase Price.  Lessee shall present to Lessor documentation ("Purchase
Documentation"), in form and substance satisfactory to Lessor in its sole discretion, which includes (1) a
Schedule which describes all units of Equipment ordered, received and accepted by Lessee as agent for Lessor in connection with such Schedule, (2) an invoice issued by the Supplier in the name of Lessor stating the Purchase
Price of such Equipment, (3) includes evidence of the payment of the Purchase Price paid to Supplier for each such unit of Equipment and of passage of title thereto to Lessor, and (4) confirmation reasonably acceptable to
Lessor that such Equipment has then been placed in service by Lessee pursuant to the Lease.  Upon Lessor's receipt of the Purchase Documentation on or before the Base Lease Commencement Date by Lessor, if no default pursuant to Section XII of the Master Lease Agreement or event which, with the giving of notice or the lapse of time, or both, would constitute such a default (a "Default"), has then occurred, Lessor shall reimburse Lessee for the aggregate Purchase Price paid by Lessee for all Equipment purchased hereunder in connection with such
Schedule.

Section 2.04  Books and Records.  Lessee shall maintain full and accurate books and records of all Equipment orders, receipts and payments.  All such books and records shall be maintained in a form acceptable to Lessor in its sole discretion.  Such books and records shall be open for inspection and examination by Lessor and its respective representatives and/or accountants during Lessee's normal business hours.

                                                    ARTICLE III
                                                    TERMINATION
Section 3.01  Termination.

         (a)  So long as no default exists and is continuing hereunder and no Default exists and is continuing under the Lease, either party may terminate this Agreement at any time upon thirty (30) days' prior written notice to the other party.

         (b)  In the event Lessee is in default hereunder or a Default has then occurred under the Lease, Lessor may elect to terminate this Agreement immediately, which shall be effective upon the receipt of written notice thereof by Lessee.  If Lessee invokes the protection of any bankruptcy or insolvency law, or any such law is invoked against or with respect to Lessee or its property, without further action this Agreement automatically shall terminate.  Upon any such termination Lessor shall have no continuing obligation under Section 2.03 hereof.

         (c)  Any termination under this Section 3.01 automatically shall result in the immediate revocation of all authority vested in Lessee under this Agreement to order, accept or pay for any Equipment on behalf of Lessor.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Agency Agreement as of the date first above written.

_______________________________                               ACXIOM CORPORATION

By:                                                           By:
Name:                                                         Name:
Title:                                                        Title:

                                                        19

                                                   SCHEDULE A TO
                                                 AGENCY AGREEMENT

Description of Equipment:  _________________________

Equipment Parameters:  See attachments

Aggregate Capitalized Lessor's Cost:  $________________

Last Delivery Date:  ___________ ___, 200_

                                                        20

                                                      ANNEX C
                                                        TO
                                                  SCHEDULE NO. __
                                     DATED THIS _____ DAY OF __________, 200_
                             TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

                                              CERTIFICATE OF ACCEPTANCE

To:      _________________________________

Pursuant to the provisions of the above Schedule and Master Lease Agreement (collectively, the "Lease"), Lessee hereby certifies and warrants that (a) all Equipment listed in the related invoice is in good condition and appearance, installed (if applicable), and in working order; and (b) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

Lessee's Authorized Representative

Dated: __________ ___, 200_

                                                        21

                                                      ANNEX D
                                                        TO
                                                  SCHEDULE NO. __
                                      DATED THIS _____ DAY OF _________, 200_
                             TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

STIPULATED LOSS AND TERMINATION VALUE TABLE*

            RENT PAYMENT                      STIPULATED LOSS                     [TERMINATION
                DATE                               VALUE                             VALUE]

Initials:
         Lessor                    Lessee

--------
*    *The Stipulated Loss and Termination Value for any unit of Equipment shall be equal to the Capitalized
Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table.  In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

                                                        22

                                                      ANNEX E
                                                        TO
                                                  SCHEDULE NO. __
                                      DATED THIS _____ DAY OF _________, 200_
                             TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

                                               AMORTIZATION SCHEDULE*

OUTSTANDING PRINCIPAL
RENT PAYMENT DATE                   PRINCIPAL*                INTEREST*                 BALANCE*

Initials:
         Lessor                    Lessee

* *The  Principal,  Interest  and  Outstanding  Principal  Balance  as of any Rent  Payment  Date shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table.

                                                        23

                                                      ANNEX F
                                                        TO
                                                  SCHEDULE NO. __
                                    DATED THIS _____ DAY OF ____________, 200_
                             TO MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 30, 1999

RETURN PROVISIONS: Upon the expiration or any termination of the Term of this Schedule provided that Lessee has elected not to exercise its extension option or its purchase option pursuant to Section 9 of the Lease, Lessee shall, at its expense:

(A)      At least one hundred fifty (150) days prior to expiration of the Lease, provide Lessor with written notification of its intent to return all, but not less than all of the Equipment specific to this Schedule.

(B)      At least ninety (90) days prior to expiration of the Lease, provide to Lessor a detailed inventory of all components of the Equipment, as defined by Lessor.  The inventory should include, but not be limited to, a listing of model and serial numbers for the Equipment and a listing of all software features listed individually, as defined by Lessor.

(C)      At least ninety (90) days prior to expiration of the Lease, cause manufacturer's representative to perform a comprehensive physical inspection including testing all material and workmanship of the Equipment; and
if during such inspection, examination and test, the manufacturer's representative finds any of the material or workmanship to be defective or the Equipment not operating within the manufacturer's specifications, then Lessee shall repair or replace such defective material and, after corrective measures are completed, Lessee will provide for a follow-up inspection of the Equipment by the manufacturer's representative as outlined in this Section (C).
Such access will be granted within 5 business days of Lessor's request.

(D)      Have each item of Equipment returned with an in-depth field service report detailing said inspection as outlined in Section (C) of this Annex.  The report shall certify that the Equipment has been properly inspected, examined and tested and is operating within the manufacturer's specifications.

(E)      At Lease termination or upon receiving reasonable notice from Lessor, provide or cause the vendor(s) or manufacturer(s) to provide to Lessor the following documents:  (1) all service manuals and operating manuals including replacements and/or additions thereto, such that all documentation is completely up-to-date;  (2) one set of documents, detailing equipment configuration, operating requirements maintenance records, and other technical data concerning the set-up and operation of the Equipment, including replacements and/or additions thereto, such that all documentation is completely up-to-date.

(F)      Ensure the Equipment shall be mechanically and structurally sound, clean and cosmetically acceptable, capable of performing the function for which the Equipment was originally designed in accordance with the manufacturer's published and recommended specifications.

(G)      Ensure that all manufacturer's hardware, operating system and utility software & existing maintenance licenses for the Equipment covered under each Lease Schedule are valid and current and ensure the transferability of said licenses to GE Capital Corp. and/or a third party.

(H)      Ensure that all operating system and utility software for the identified Equipment covered under the
Lease Schedule is of the most current version available at the time of return.

(I)      Properly remove all Lessee installed markings, which are not necessary for the installation, operation, maintenance or repair of the Equipment.

(J)      Provide for the deinstallation, packing, transporting and certifying of the Equipment to include, but not be limited to, the following:  (1) the manufacturer's representative shall de-install all Equipment
(including all wire, cable and mounting hardware) in accordance with the specifications of the manufacturer;  (2)
each item of Equipment will be returned with a certificate supplied by the manufacturer's representative certifying the Equipment to be in good condition and (where applicable) to be eligible for the manufacturer's

                                                        24

maintenance plan;  the certificate of eligibility shall be freely transferable to another operator of the
Equipment;  (3) the Equipment shall be packed properly and in accordance to the manufacturer's recommendations;
(4) Lessee shall transport the Equipment in a manner consistent with the manufacturer's recommendations and practices to any location(s) within the continental United States, Canada or Mexico, as Lessor shall direct, and shall have the Equipment unloaded at such location(s);  and (5) Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and
Lessor shall be named as the loss payee on all such policies of insurance.

(K)      At the request of Lessor, provide safe, secure storage for the Equipment, in acceptable environmental conditions (temperature & humidity control,) for a period of up to one hundred twenty (120) days after expiration or earlier termination of the Lease at an accessible location satisfactory to Lessor. With 5 business days notice by Lessor, the equipment will be set up in a testable location and be operational with all necessary electrical power, network connections, lighting, and any other items reasonably necessary to fully demonstrate the equipment to any potential buyer.

Initials:
         Lessor                     Lessee

                                                        25

STATE OF _______________________:

COUNTY OF ____________________:  TO WIT:

         AFFIDAVIT OF OWNERSHIP

The undersigned, being duly sworn according to law, upon his oath deposes and says:

I am the Chief Financial Officer of Acxiom Corporation ("Lessee") and I am authorized to make this affidavit on behalf of Lessee.

As of the date of this Affidavit, Lessee has good and marketable title to all of the Equipment (as such term is defined in that certain Schedule No. ___ between _________________________ ("Lessor") and Lessee, incorporating by reference the terms of that certain Master Lease Agreement dated as of September 30, 1999, as amended, between
General Electric Capital Corporation, as lessor, and Lessee, as lessee), free and clear of all liens, claims, security interests and encumbrances, except for the liens granted in favor of Lessor under the aforesaid Schedule.

Signed and sealed as of the             day of ________, 200__.

Name:
Title:  Chief Financial Officer

Notary Public
[SEAL]

My Commission Expires:

                                                        26

                              ATTACHMENT TO UNIFORM COMMERCIAL CODE FINANCING STATEMENT

1.       SECURED PARTY:          _______________________________________

         DEBTOR:  ACXIOM CORPORATION

2.       DESCRIPTION OF PROPERTY:

The equipment leased pursuant to that certain Schedule No. ___ between Secured Party, as lessor, and Debtor, as lessee, incorporating by reference the terms of that certain Master Lease Agreement dated as of September 30,
1999, as amended, between General Electric Capital Corporation, as lessor, and Debtor, as lessee, together with all accessions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); more fully described on the attached Annex(es) A.

[3.      THE EQUIPMENT DESCRIBED HEREIN WAS PURCHASED BY SECURED PARTY FROM DEBTOR AS PART OF A SALE-LEASEBACK
         TRANSACTION.]

                                                        27